UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2013 (December 13, 2013)

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 1530, Bethesda, Maryland		20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2013, the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) ratified long-term equity incentive awards to the Company's executive officers, as recommended and awarded by the Compensation Committee of the Board (the “Compensation Committee”).

The Compensation Committee and the Board, intending to provide an additional incentive to the Company’s executive officers to remain at the Company and to strengthen the alignment of the officers’ interests with those of the Company’s other shareholders, awarded units of limited partnership interest of Pebblebrook Hotel, L.P., the Company’s operating partnership (the “Operating Partnership”), designated as LTIP Class B Units, which will be subject to time-based vesting, and performance units pursuant to the Company’s 2009 Equity Incentive Plan, as amended and restated (the “Plan”), which will be subject to performance-based vesting. If earned, the performance units will be settled in the form of the Company’s common shares, pursuant to the Plan. If the LTIP Class B Units reach parity with common units of the Operating Partnership (“Common Units”), any vested LTIP Class B Units will be convertible into Common Units on a one-for-one basis, pursuant to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as defined below under Item 8.01 of this Current Report of Form 8-K).

The LTIP Class B Units were awarded pursuant to LTIP Class B Unit Vesting Agreements, substantially in the form attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The LTIP Class B Units will be subject to (i) time-based vesting in five equal 20% installments on each of January 1, 2016, January 1, 2017, January 1, 2018, January 1, 2019 and January 1, 2020; (ii) acceleration of vesting in certain circumstances (such as in the event of a change in control or termination of the executive without cause); and (iii) continued employment of the executive by the Company through the applicable vesting date.

Jon E. Bortz, the Company’s Chairman, President and Chief Executive Officer, was awarded 109,240 LTIP Class B Units. Raymond D. Martz, the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary, and Thomas C. Fisher, the Company’s Executive Vice President and Chief Investment Officer, were each awarded 58,821 LTIP Class B Units.

The performance units were awarded pursuant to Performance Units Retention Award Agreements, substantially in the form attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The performance units will be subject to (i) performance-based vesting immediately following each of five measurement periods beginning on December 13, 2013 and ending on each of December 31, 2015, December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019, respectively; (ii) acceleration of vesting in certain circumstances (such as a change in control or termination of the executive without cause); and (iii) continued employment by the Company through the applicable vesting date.

The performance criteria that will determine the number of performance units that will vest are based on “Company TSR” and “Peer Group TSR”. “Company TSR” means the Company’s annual total shareholder return for the measurement period. “Peer Group TSR” means the arithmetic average of the annual total shareholder return of Ashford Hospitality Trust, Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotel & Resorts, Inc., LaSalle Hotel Properties, Strategic Hotels & Resorts, Inc. and Sunstone Hotel Investors, Inc. for the applicable measurement period.

The percentage of the target number of performance units that may vest will range from a minimum of 0% up to a maximum of 200%. However, no more than 40% of the performance units may vest in any one of the five measurement periods. There is no catch-up vesting provision.

Up to 20% of the target number of performance units will vest for each recipient in each of the five measurement periods depending on the degree to which Company TSR exceeds Peer Group TSR for such measurement period (the “Relative TSR Measurement”). If Peer Group TSR exceeds Company TSR by 600 basis points or more in a measurement period, then 0% of the target number of performance units will vest for that period. Conversely, if Company TSR exceeds Peer Group TSR by 600 basis points or more in a measurement period, then 20% of the target number of performance units will vest for that period.

Up to 20% of the target number of performance units will vest for each recipient in each of the five measurement periods depending on the degree to which Company TSR exceeds a compounded annual rate of 9% for such measurement period (the “Absolute TSR Measurement”). If Company TSR is more than 400 basis points less than the annually compounded 9% in a measurement period, then 0% of the target number of performance units will vest for that period. Conversely, if Company TSR is more than 400 basis points more than the annually compounded 9% in a measurement period, then 20% of the target number of performance units will vest for that period.

The target number of performance units awarded to the executive officers is as follows:

•	Mr. Bortz - 109,240 target (218,480 maximum);

•	Mr. Martz - 58,821 target (117,462 maximum); and

•	Mr. Fisher - 58,821 target (117,462 maximum).

The foregoing summaries of the forms of LTIP Class B Unit Vesting Agreement and Performance Units Retention Award Agreement are qualified in their entirety by reference to the forms of agreement themselves, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 8.01. Other Information.

On December 13, 2013, the Board, acting in its capacity as the board of trustees of the general partner of the Operating Partnership, adopted the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, which amended and restated the First Amended Agreement of Limited Partnership of the Operating Partnership in its entirety. The purpose of the amendment and restatement was twofold: (i) to create two classes of partnership units, one designated as LTIP Class A Units (those LTIP Units that were previously issued as one-time “founders” grants in connection with the Company’s initial public offering) and one designated as LTIP Class B Units (to provide for the awards of the LTIP Class B Units described under Item 5.02 above); and (ii) to incorporate the four previous amendments to the First Amended and Restated Agreement of Limited Partnership. The four previous amendments had established the two issuances of Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units, in connection with the Company’s previous issuances of its Series A Preferred Shares, its Series B Preferred Shares and its Series C Preferred Shares, respectively. The LTIP Class A Units and the LTIP Class B Units are substantially equivalent.

The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.     Description

3.1	Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

10.1*	Form of Class B Unit Vesting Agreement.

10.2*	Form of Performance Units Retention Award Agreement.

*    Management agreement or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 17, 2013	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership.
10.1*	Form of Class B Unit Vesting Agreement.
10.2*	Form of Performance Units Retention Award Agreement.

* Management agreement or compensatory plan or arrangement.